Exhibit 99.1

P R E S S A N N O U N C E M E N T

Investor Contact:	Press Contact:
Brian Flanagan	Erica Burns
Progress Software	Progress Software
+1 781 280 4817	+1 888 365 2779 (x3135)
flanagan@progress.com	erica.burns@progress.com

Progress Software Reports 2015 Fiscal Second Quarter Results

BEDFORD, MA, July 1, 2015 (BUSINESSWIRE) — Progress Software Corporation (NASDAQ: PRGS), a global software company that simplifies and enables the development, deployment and management of business applications, today announced results for its fiscal second quarter ended May 31, 2015.

Revenue in the quarter was $88.8 million compared to $80.8 million in the same quarter last year, a year over year increase of 10% on an actual currency basis and 19% on a constant currency basis. On a non-GAAP basis, revenue was $100.9 million compared to $80.8 million in the same quarter last year.

Additional financial highlights included:

On a GAAP basis in the fiscal second quarter of 2015:

•	Revenue was $88.8 million compared to $80.8 million in the same quarter in fiscal year 2014;

•	Loss from operations was $2.7 million compared to income from operations of $20.3 million in the same quarter last year;

•	Net income was $5.8 million compared to $12.8 million in the same quarter last year; and

•	Diluted earnings per share was $0.11 compared to $0.25 in the same quarter last year.

On a non-GAAP basis in the fiscal second quarter of 2015:

•	Revenue was $100.9 million compared to $80.8 million in the same quarter last year;

•	Income from operations was $27.8 million compared to $28.4 million in the same quarter last year;

•	Operating margin was 28% compared to 35% in the same quarter last year;

•	Net income was $18.1 million compared to $19.2 million in the same quarter last year;

•	Diluted earnings per share was $0.35 compared to $0.37 in the same quarter last year; and

•	Free cash flow was $17.6 million compared to $15.6 million in the same quarter last year.

"Our FY15 momentum continues with a strong performance in Q2 as we continue to execute on our strategy," said Phil Pead, President and CEO of Progress Software. "All business units contributed solid results with some key technology releases during the quarter."

Other fiscal second quarter 2015 metrics and recent results included:

•	Cash, cash equivalents and short-term investments were $199.1 million;

•	Cash flows from operations were $20.8 million compared to $17.1 million in the same quarter in fiscal year 2014;

•	DSO was 50 days, compared to 56 days in the fiscal first quarter of 2015; and

•
Under the previously announced authorization by the Board of Directors to repurchase up to $100 million of shares of common stock, Progress repurchased 1.0 million shares for $25.0 million during the fiscal second quarter of 2015, with $14.5 million remaining under the current authorization.

Business Outlook

Progress Software's fiscal 2015 financial guidance includes the impact of the significant strengthening of the US dollar that began in late 2014 and is based on current exchange rates. The negative currency translation impact on Progress Software's 2015 business outlook compared to 2014 exchange rates is $25 - $26 million on non-GAAP revenue and $0.13 - $0.14 on non-GAAP earnings per share. To the extent that there are further changes in exchange rates versus the current environment, this may have an additional impact on Progress Software's business outlook.

Progress Software provides the following revised guidance for the fiscal year ending November 30, 2015:

•	Non-GAAP revenue is expected to be between $415 million and $425 million (unchanged);

•	Non-GAAP earnings per share is expected to be between $1.45 and $1.52 (previously $1.35 and $1.45);

•	Non-GAAP operating margin is expected to be approximately 28% (previously approximately 27%);

•	Free cash flow is expected to be between $92 million and $95 million (previously $90 million and $93 million); and

•	Non-GAAP effective tax rate is expected to be approximately 33% (previously between 33% and 34%).

Progress Software provides the following guidance for the fiscal third quarter ending August 31, 2015:

•	Non-GAAP revenue is expected to be between $101 million and $104 million; and

•	Non-GAAP earnings per share is expected to be between $0.35 and $0.38.

Conference Call

The Progress Software quarterly investor conference call to review its fiscal second quarter of 2015 will be broadcast live at 5:00 p.m. ET on Wednesday, July 1, 2015 and can be accessed on the investor relations section of the company’s website, located at www.progress.com. Additionally, you can listen to the call by telephone by dialing 1-888-427-9411, pass code 6889835. The conference call will include brief comments followed by questions and answers. An archived version of the conference call and supporting materials will be available on the Progress Software website within the investor relations section after the live conference call.

Legal Notice Regarding Non-GAAP Financial Information

Progress Software provides non-GAAP financial information as additional information for investors. These non-GAAP measures are not in accordance with, or an alternative to, generally accepted accounting principles in the United States (GAAP). Progress Software believes that the non-GAAP results described in this release are useful for an understanding of its ongoing operations and provide additional detail and an alternative method of assessing its operating results. Management uses these non-GAAP results to compare the company's performance to that of prior periods for analysis of trends and for budget and planning purposes. A reconciliation of non-GAAP adjustments to the company's GAAP financial results is included in the tables below. Additional information regarding the company's non-GAAP financial information is contained in the company's Current Report on Form 8-K furnished to the Securities and Exchange Commission in connection with this press release, which is available on the Progress website at www.progress.com within the investor relations section.

Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,”“expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates.

Forward-looking statements in this press release include, but are not limited to, statements regarding Progress's business outlook and financial guidance. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation:

(1) Market acceptance of Progress’s strategy and product development initiatives; (2) pricing pressures and the competitive environment in the software industry and Platform-as-a-Service market; (3) Progress's ability to successfully manage transitions to new business models and markets, including an increased emphasis on a cloud and subscription strategy; (4)

uncertainties relating to Progress’ acquisition of Telerik, including whether Progress will be able to realize expected benefits and anticipated synergies of the acquisition and whether Telerik’s business will be successfully integrated with Progress Software's business; (5) Progress's ability to make acquisitions and to realize the expected benefits and anticipated synergies from such acquisitions; (6) the continuing uncertainty in the U.S. and international economies, which could result in fewer sales of Progress's products and may otherwise harm Progress's business; (7) business and consumer use of the Internet and the continuing adoption of Cloud technologies; (8) the receipt and shipment of new orders; (9) Progress's ability to expand its relationships with channel partners and to manage the interaction of channel partners with its direct sales force; (10) the timely release of enhancements to Progress's products and customer acceptance of new products; (11) the positioning of Progress's products in its existing and new markets; (12) variations in the demand for professional services and technical support; (13) Progress's ability to penetrate international markets and manage its international operations; and (14) changes in exchange rates. For further information regarding risks and uncertainties associated with Progress's business, please refer to Progress's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2014. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this press release.

Progress Software Corporation

Progress Software Corporation (NASDAQ: PRGS) is a global software company that simplifies the development, deployment and management of business applications on-premise or in the cloud, on any platform or device, to any data source, with enhanced performance, minimal IT complexity and low total cost of ownership. Progress Software can be reached at www.progress.com or 1-781-280-4000.

Progress is a trademark or registered trademarks of Progress Software Corporation or one of its subsidiaries or affiliates in the U.S. and other countries. Any other trademarks contained herein are the property of their respective owners.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended
(In thousands, except per share data)	May 31, 2015	May 31, 2014	% Change	May 31, 2015	May 31, 2014	% Change
Revenue:
Software licenses	$28,722	$27,988	3%	$53,953	$50,252	7%
Maintenance and services	60,095	52,839	14%	116,245	105,113	11%
Total revenue	88,817	80,827	10%	170,198	155,365	10%
Costs of revenue:
Cost of software licenses	1,365	1,139	20%	3,085	3,146	(2)%
Cost of maintenance and services	10,288	5,709	80%	21,563	11,054	95%
Amortization of acquired intangibles	4,093	530	672%	8,726	1,059	724%
Total costs of revenue	15,746	7,378	113%	33,374	15,259	119%
Gross profit	73,071	73,449	(1)%	136,824	140,106	(2)%
Operating expenses:
Sales and marketing	31,852	24,359	31%	62,602	48,868	28%
Product development	22,290	15,480	44%	45,111	30,593	47%
General and administrative	13,673	11,428	20%	27,988	23,155	21%
Amortization of acquired intangibles	3,171	148	2,043%	6,373	312	1,943%
Restructuring expenses	3,810	124	2,973%	6,153	320	1,823%
Acquisition-related expenses	1,010	1,630	(38)%	2,518	2,576	(2)%
Total operating expenses	75,806	53,169	43%	150,745	105,824	42%
(Loss) income from operations	(2,735)	20,280	(113)%	(13,921)	34,282	(141)%
Other (expense) income, net	(1,025)	(129)	695%	(93)	(123)	(24)%
(Loss) income before income taxes	(3,760)	20,151	(119)%	(14,014)	34,159	(141)%
(Benefit) provision for income taxes	(9,529)	7,352	(230)%	(18,812)	10,260	(283)%
Net income	5,769	12,799	(55)%	4,798	23,899	(80)%

Earnings per share:
Basic	$0.11	$0.25	(56)%	$0.10	$0.47	(79)%
Diluted	$0.11	$0.25	(56)%	$0.09	$0.46	(80)%
Weighted average shares outstanding:
Basic	50,342	51,049	(1)%	50,505	51,271	(1)%
Diluted	51,085	51,673	(1)%	51,224	51,919	(1)%

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)	May 31, 2015	November 30, 2014
Assets
Current assets:
Cash, cash equivalents and short-term investments	$199,121	$283,268
Accounts receivable, net	56,440	68,311
Other current assets	57,018	34,094
Total current assets	312,579	385,673
Property and equipment, net	57,653	59,351
Goodwill and intangible assets, net	499,138	253,414
Other assets	7,648	4,623
Total assets	$877,018	$703,061
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable and other current liabilities	$61,854	$60,746
Current portion of long-term debt	7,500	—
Short-term deferred revenue	127,037	92,557
Total current liabilities	196,391	153,303
Long-term deferred revenue	2,588	3,683
Long-term debt	138,750	—
Other long-term liabilities	16,290	2,830
Shareholders’ equity:
Common stock and additional paid-in capital	212,157	209,778
Retained earnings	310,842	333,467
Total shareholders’ equity	522,999	543,245
Total liabilities and shareholders’ equity	$877,018	$703,061

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Six Months Ended
(In thousands)	May 31, 2015	May 31, 2014	May 31, 2015	May 31, 2014
Cash flows from operating activities:
Net income	$5,769	$12,799	$4,798	$23,899
Depreciation and amortization	10,360	3,573	21,495	7,047
Stock-based compensation	6,439	5,709	12,275	11,254
Other non-cash adjustments	(7,509)	1,866	(25,408)	375
Changes in operating assets and liabilities	5,732	(6,831)	44,771	(35)
Net cash flows from operating activities	20,791	17,116	57,931	42,540
Capital expenditures	(3,147)	(1,519)	(5,788)	(8,037)
Issuances of common stock, net of repurchases	(22,023)	(22,196)	(26,512)	(28,095)
Payments for acquisitions	—	(12,493)	(246,275)	(12,493)
Proceeds from the issuance of debt, net of payments of principle and debt issuance costs	(1,875)	—	144,543	—
Proceeds from divestitures, net	—	—	4,500	3,300
Other	(5,789)	(2,381)	(12,546)	(2,079)
Net change in cash, cash equivalents and short-term investments	(12,043)	(21,473)	(84,147)	(4,864)
Cash, cash equivalents and short-term investments, beginning of period	211,164	248,049	283,268	231,440
Cash, cash equivalents and short-term investments, end of period	$199,121	$226,576	$199,121	$226,576

RESULTS OF OPERATIONS BY SEGMENT

	Three Months Ended			Six Months Ended
(In thousands)	May 31, 2015	May 31, 2014	% Change	May 31, 2015	May 31, 2014	% Change
Segment revenue:
OpenEdge	$71,906	$73,192	(2)%	$141,377	$139,926	1%
Data Connectivity and Integration	7,275	7,407	(2)%	14,388	15,046	(4)%
Application Development and Deployment	9,636	228	4,126%	14,433	393	3,573%
Total revenue	88,817	80,827	10%	170,198	155,365	10%
Segment costs of revenue and operating expenses:
OpenEdge	18,446	15,855	16%	37,980	33,246	14%
Data Connectivity and Integration	3,133	2,601	20%	6,383	5,398	18%
Application Development and Deployment	10,851	1,763	515%	20,235	3,316	510%
Total costs of revenue and operating expenses	32,430	20,219	60%	64,598	41,960	54%
Segment contribution:
OpenEdge	53,460	57,337	(7)%	103,397	106,680	(3)%
Data Connectivity and Integration	4,142	4,806	(14)%	8,005	9,648	(17)%
Application Development and Deployment	(1,215)	(1,535)	21%	(5,802)	(2,923)	(98)%
Total contribution	56,387	60,608	(7)%	105,600	113,405	(7)%
Other unallocated expenses (1)	59,122	40,328	47%	119,521	79,123	51%
(Loss) income from operations	(2,735)	20,280	(113)%	(13,921)	34,282	(141)%
Other income (expense), net	(1,025)	(129)	695%	(93)	(123)	(24)%
(Loss) income before provision for income taxes	(3,760)	20,151	(119)%	(14,014)	34,159	(141)%

(1) The following expenses are not allocated to our segments as we manage and report our business in these functional areas on a consolidated basis only: product development, corporate marketing, administration, amortization of acquired intangibles, stock-based compensation, restructuring, and acquisition related expenses.

SUPPLEMENTAL INFORMATION

Revenue by Type

(In thousands)	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
License	$27,988	$26,393	$41,154	$25,231	$28,722
Maintenance	50,305	50,746	51,268	49,239	52,656
Services	2,534	2,135	5,472	6,911	7,439
Total revenue	$80,827	$79,274	$97,894	$81,381	$88,817

Revenue by Region

(In thousands)	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
North America	$36,827	$35,654	$43,654	$42,125	$47,520
EMEA	33,698	32,995	35,327	27,863	31,146
Latin America	5,703	5,695	8,406	4,967	4,388
Asia Pacific	4,599	4,930	10,507	6,426	5,763
Total revenue	$80,827	$79,274	$97,894	$81,381	$88,817

Revenue by Segment

(In thousands)	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
OpenEdge	$73,192	$71,847	$84,948	$69,471	$71,906
Data Connectivity and Integration	7,407	7,175	12,551	7,113	7,275
Application Development and Deployment	228	252	395	4,797	9,636
Total revenue	$80,827	$79,274	$97,894	$81,381	$88,817

RECONCILIATIONS OF GAAP TO NON-GAAP SELECTED FINANCIAL MEASURES - QTD

	Three Months Ended May 31,						% Change
	2015			2014
(In thousands, except per share data)	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	Non-GAAP
TOTAL REVENUE	$88,817	$12,034	$100,851	$80,827	$—	$80,827	25%
Software licenses (1)	28,722	3,018	31,740	27,988	—	27,988	13%
Maintenance and services (1)	60,095	9,016	69,111	52,839	—	52,839	31%

TOTAL COSTS OF REVENUE	$15,746	$(4,247)	$11,499	$7,378	$(676)	$6,702	72%
Amortization of acquired intangibles	4,093	(4,093)	—	530	(530)	—
Stock-based compensation (2)	154	(154)	—	146	(146)	—

GROSS MARGIN %	82%		89%	91%		92%	(3)%

TOTAL OPERATING EXPENSES	$75,806	$(14,276)	$61,530	$53,169	$(7,465)	$45,704	35%
Amortization of acquired intangibles	3,171	(3,171)	—	148	(148)	—
Restructuring expenses	3,810	(3,810)	—	124	(124)	—
Acquisition-related expenses	1,010	(1,010)	—	1,630	(1,630)	—
Stock-based compensation (2)	6,285	(6,285)	—	5,563	(5,563)	—

(LOSS) INCOME FROM OPERATIONS	$(2,735)	$30,557	$27,822	$20,280	$8,141	$28,421	(2)%

OPERATING MARGIN	(3)%		28%	25%		35%	(7)%

TOTAL OTHER (EXPENSE) INCOME, NET	$(1,025)	$—	$(1,025)	$(129)	$—	$(129)	(695)%

(BENEFIT) PROVISION FOR INCOME TAXES	$(9,529)	$18,198	$8,669	$7,352	$1,711	$9,063	(4)%

NET INCOME	$5,769	$12,359	$18,128	$12,799	$6,430	$19,229	(6)%

DILUTED EARNINGS PER SHARE	$0.11	$0.24	$0.35	$0.25	$0.12	$0.37	(5)%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	51,085		51,085	51,673	—	51,673	(1)%
(1) Adjustments to revenue relate to acquisition-related revenue, which constitutes revenue reflected as pre-acquisition deferred revenue by Telerik that would otherwise have been recognized but for the purchase accounting treatment of the acquisition of Telerik. Since GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. Note that acquisition-related revenue adjustments entirely relate to Progress' Application Development and Deployment business unit.

(2) Stock-based compensation is included in the GAAP statements of income, as follows:

Cost of revenue	154			146
Sales and marketing	1,488			991
Product development	1,062			1,425
General and administrative	3,735			3,147
Total	$6,439			$5,709

RECONCILIATIONS OF GAAP TO NON-GAAP SELECTED FINANCIAL MEASURES - YTD

	Six Months Ended May 31,						% Change
	2015			2014
(In thousands, except per share data)	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	Non-GAAP
TOTAL REVENUE	$170,198	$26,107	$196,305	$155,365	$—	$155,365	26%
Software licenses (1)	53,953	6,764	60,717	50,252	—	50,252	21%
Maintenance and services (1)	116,245	19,343	135,588	105,113	—	105,113	29%

TOTAL COSTS OF REVENUE	$33,374	$(9,045)	$24,329	$15,259	$(1,357)	$13,902	75%
Amortization of acquired intangibles	8,726	(8,726)	—	1,059	(1,059)	—
Stock-based compensation (2)	319	(319)	—	298	(298)	—

GROSS MARGIN %	80%		88%	90%		91%	(3)%

TOTAL OPERATING EXPENSES	$150,745	$(27,000)	$123,745	$105,824	$(14,164)	$91,660	35%
Amortization of acquired intangibles	6,373	(6,373)	—	312	(312)	—
Restructuring expenses	6,153	(6,153)	—	320	(320)	—
Acquisition-related expenses	2,518	(2,518)	—	2,576	(2,576)	—
Stock-based compensation (2)	11,956	(11,956)	—	10,956	(10,956)	—

(LOSS) INCOME FROM OPERATIONS	$(13,921)	$62,152	$48,231	$34,282	$15,521	$49,803	(3)%

OPERATING MARGIN	(8)%		25%	22%		32%	(7)%

TOTAL OTHER (EXPENSE) INCOME, NET (3)	$(93)	$266	$173	$(123)	$—	$(123)	241%

(BENEFIT) PROVISION FOR INCOME TAXES	$(18,812)	$33,950	$15,138	$10,260	$5,638	$15,898	(5)%

NET INCOME	$4,798	$28,468	$33,266	$23,899	$9,883	$33,782	(2)%

DILUTED EARNINGS PER SHARE	$0.09	$0.56	$0.65	$0.46	$0.19	$0.65	—%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	51,224		51,224	51,919	—	51,919	(1)%
(1) Adjustments to revenue relate to acquisition-related revenue, which constitutes revenue reflected as pre-acquisition deferred revenue by Telerik that would otherwise have been recognized but for the purchase accounting treatment of the acquisition of Telerik. Since GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. Note that acquisition-related revenue adjustments entirely relate to Progress' Application Development and Deployment business unit.

(2) Stock-based compensation is included in the GAAP statements of income, as follows:

Cost of revenue	319			298
Sales and marketing	2,725			2,190
Product development	2,564			2,778
General and administrative	6,667			5,988
Total	$12,275			$11,254
(3) Adjustment to other income (expense), net relates to the termination of Progress' prior revolving credit facility with JPMorgan Chase Bank, N.A. and the other lenders party to the credit facility in connection with entering into the new credit facility, which was used to partially fund the acquisition of Telerik. Upon termination, the outstanding debt issuance costs related to the prior revolving credit facility were written off to other income (expense) in the GAAP statements of income.

OTHER NON-GAAP FINANCIAL MEASURES - QTD

Revenue by Type

(In thousands)	Q2 2015	Non-GAAP Adjustment (1)	Non-GAAP Revenue
License	$28,722	$3,018	$31,740
Maintenance	52,656	9,016	61,672
Services	7,439	—	7,439
Total revenue	$88,817	$12,034	$100,851

Revenue by Region

(In thousands)	Q2 2015	Non-GAAP Adjustment (1)	Non-GAAP Revenue
North America	$47,520	$10,742	$58,262
EMEA	31,146	938	32,084
Latin America	4,388	61	4,449
Asia Pacific	5,763	293	6,056
Total revenue	$88,817	$12,034	$100,851

Revenue by Segment

(In thousands)	Q2 2015	Non-GAAP Adjustment (1)	Non-GAAP Revenue
OpenEdge	$71,906	$—	$71,906
Data Connectivity and Integration	$7,275	$—	$7,275
Application Development and Deployment	$9,636	$12,034	$21,670
Total revenue	$88,817	$12,034	$100,851

(1) Adjustments to revenue relate to acquisition-related revenue, which constitutes revenue reflected as pre-acquisition deferred revenue by Telerik that would otherwise have been recognized but for the purchase accounting treatment of the acquisition of Telerik. Since GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. Note that acquisition-related revenue adjustments entirely relate to Progress' Application Development and Deployment business unit.

Free Cash Flow

(In thousands)	Q2 2015	Q2 2014	% Change
Cash flows from operations	$20,791	$17,116	21%
Purchases of property and equipment	$(2,070)	$(402)	(415)%
Capitalized software development costs	$(1,077)	$(1,117)	4%
Free cash flow	$17,644	$15,597	13%

OTHER NON-GAAP FINANCIAL MEASURES - YTD

Revenue by Type

(In thousands)	YTD 2015	Non-GAAP Adjustment (1)	Non-GAAP Revenue
License	$53,953	$6,763	$60,716
Maintenance	101,894	19,344	121,238
Services	14,351	—	14,351
Total revenue	$170,198	$26,107	$196,305

Revenue by Region

(In thousands)	YTD 2015	Non-GAAP Adjustment (1)	Non-GAAP Revenue
North America	$89,644	$22,020	$111,664
EMEA	59,010	3,029	62,039
Latin America	9,356	187	9,543
Asia Pacific	12,188	871	13,059
Total revenue	$170,198	$26,107	$196,305

Revenue by Segment

(In thousands)	YTD 2015	Non-GAAP Adjustment (1)	Non-GAAP Revenue
OpenEdge	$141,377	$—	$141,377
Data Connectivity and Integration	$14,388	$—	$14,388
Application Development and Deployment	$14,433	$26,107	$40,540
Total revenue	$170,198	$26,107	$196,305

(1) Adjustments to revenue relate to acquisition-related revenue, which constitutes revenue reflected as pre-acquisition deferred revenue by Telerik that would otherwise have been recognized but for the purchase accounting treatment of the acquisition of Telerik. Since GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. Note that acquisition-related revenue adjustments entirely relate to Progress' Application Development and Deployment business unit.

Free Cash Flow

(In thousands)	YTD 2015	YTD Q2 2014	% Change
Cash flows from operations	$57,931	$42,540	36%
Purchases of property and equipment	$(4,405)	$(6,099)	28%
Capitalized software development costs	$(1,383)	$(1,938)	29%
Free cash flow	$52,143	$34,503	51%

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES FOR FISCAL YEAR 2015 GUIDANCE
(Unaudited)

Fiscal Year 2015 Revenue Growth Guidance
	Fiscal Year Ended	Fiscal Year Ending
	November 30, 2014	November 30, 2015
(In millions)		Low	% Change	High	% Change
GAAP revenue	$332.5	$380.0	14%	$390.0	17%
Acquisition-related adjustments - revenue (1)	$—	$35.0	100%	$35.0	100%
Non-GAAP revenue	$332.5	$415.0	25%	$425.0	28%

(1) Acquisition-related revenue constitutes revenue reflected as pre-acquisition deferred revenue by Telerik that would otherwise have been recognized but for the purchase accounting treatment of the acquisition of Telerik. Since GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities.

Fiscal Year 2015 Non-GAAP Operating Margin Guidance
	Fiscal Year Ending November 30, 2015
(In millions)	Low	High
GAAP income from operations	$11.8	$15.8
GAAP operating margins	3%	4%
Acquisition-related revenue	35.0	35.0
Restructuring expense	6.7	6.7
Stock-based compensation	26.6	26.6
Acquisition related expense	4.5	4.5
Amortization of intangibles	29.6	29.6
Total adjustments	102.4	102.4
Non-GAAP income from operations	$114.2	$118.2
Non-GAAP operating margin	28%	28%

Fiscal Year 2015 Non-GAAP Earnings per Share and Effective Tax Rate Guidance
	Fiscal Year Ending November 30, 2015
(In millions, except per share data)	Low	High
GAAP net income	$6.2	$8.8
Adjustments (from previous table)	102.4	102.4
Income tax adjustment (2)	(33.7)	(33.0)
Non-GAAP net income	$74.9	$78.2

GAAP diluted earnings per share	$0.12	$0.17
Non-GAAP diluted earnings per share	$1.45	$1.52

Diluted weighted average shares outstanding	51.5	51.5

(2) Tax adjustment is based on a non-GAAP effective tax rate of 33% for both Low and High, calculated as follows:
Non-GAAP income from operations	$114.2	$118.2
Other income (expense)	(1.9)	(1.9)
Non-GAAP income from continuing operations before income taxes	112.3	116.3
Non-GAAP net income	74.9	78.2
Tax provision	$37.4	$38.1
Non-GAAP tax rate	33%	33%

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES FOR Q3 2015 GUIDANCE
(Unaudited)

Q3 2015 Revenue Growth Guidance
	Three Months Ended	Three Months Ending
	August 31, 2014	August 31, 2015
(In millions)		Low	% Change	High	% Change
GAAP revenue	$79.3	$95.0	20%	$98.0	24%
Acquisition-related adjustments - revenue (1)	$—	$6.0	100%	$6.0	100%
Non-GAAP revenue	$79.3	$101.0	27%	$104.0	31%

(1) Acquisition-related revenue constitutes revenue reflected as pre-acquisition deferred revenue by Telerik that would otherwise have been recognized but for the purchase accounting treatment of the acquisition of Telerik. Since GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities.

Q3 2015 Non-GAAP Earnings per Share Guidance
	Three Months Ending August 31, 2015
	Low	High
GAAP diluted earnings per share	$(0.07)	$(0.04)
Acquisition-related revenue	0.12	0.12
Restructuring expense	0.01	0.01
Stock-based compensation	0.14	0.14
Acquisition related expense	0.02	0.02
Amortization of intangibles	0.14	0.14
Total adjustments	0.43	0.43
Income tax adjustment	$(0.01)	$(0.01)
Non-GAAP diluted earnings per share	$0.35	$0.38